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                                                                   EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of August 5, 2003, by and among Homestore, Inc. (formerly known as Homestore.com, Inc.), a Delaware corporation (the "Company"), Cendant Corporation, a Delaware corporation ("Cendant"), and Cendant Membership Services Holdings, Inc., a Delaware corporation ("Stockholder") and wholly owned subsidiary of Cendant.

         WHEREAS, the Company, Cendant and the Shelf Stockholders (as defined in the Original Registration Rights Agreement (as defined below)) entered into a registration rights agreement, dated as of October 26, 2000, which became effective as of February 14, 2001 (the "Original Registration Rights Agreement");

         WHEREAS, upon the effectiveness of the Original Registration Rights Agreement, Stockholder became the registered owner of all the Stockholder Shares;

         WHEREAS, Cendant and the Company desire to settle their dispute relating to the Company restating its financial statements for the year ended December 31, 2000 and for the quarterly periods ended March 31, 2001, June 31, 2001 and September 30, 2001 pursuant to the terms of the Settlement Agreement, dated as of August 5, 2003 (the "Settlement Agreement"); and

         WHEREAS, the Settlement Agreement provides for (i) termination of the Original Registration Rights Agreement as between Cendant, on one hand, and the Company, on the other hand, provided that such termination shall not affect the rights and obligations between the Company and the Shelf Stockholders (as such term is defined in the Original Registration Rights Agreement) and (ii) the Company to grant certain registration rights to Stockholder as set forth herein.

         NOW, THEREFORE, in consideration of the promises, mutual covenants and conditions herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

         "1933 Act" means the Securities Act of 1933, as amended.

         "1934 Act" means the Securities Exchange Act of 1934, as amended.

         "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the 1934 Act.

         "Business Day" shall mean any day that the Nasdaq SmallCap Market System is normally open for trading for a full day and that is not a Saturday, a Sunday or a day on

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which banks in the City of New York are authorized or required to close for regular banking business.

         "Existing Registration Rights Agreements" means any written agreement dated as of a date prior to the date of the Reorganization Agreement obligating the Company to register shares of any of the Company's securities for its stockholders, including, without limitation, the Original Registration Rights Agreement and the Second Amended and Restated Stockholders Agreement, dated January 28, 1999, by and among the Company and certain of its stockholders, as amended by Amendment No. 1 thereto dated April 9, 1999.

         "Existing Stockholders" shall have the meaning ascribed to the terms "Stockholders" and "Shelf Stockholders" in the Existing Registration Rights Agreements, and any other stockholder or holder of any security convertible into or exchangeable for any of the Company's securities.

         "Person" means a corporation, an association, a partnership, a limited liability company, an organization, a business, an individual, a joint venture, a trust, other legal or governmental entity or political subdivision thereof.

         "Register," "registered," and "registration" refers to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document.

         "Registration Statement" means the registration statement described in
Section 2.1 of this Agreement.

         "Reorganization Agreement" means the Agreement and Plan of Reorganization, dated as of October 26, 2000, by and among the Company, Metal Acquisition Corp., WW Acquisition Corp., Move.com, Inc., Welcome Wagon International Inc., Stockholder and Cendant Corporation.

         "Rule 144" means Rule 144 promulgated under the 1933 Act, or any successor rule thereto.

         "SEC" means the Securities and Exchange Commission.

         "Stockholder" shall have the meaning set forth in the preamble hereto.

         "Stockholder Shares" means the shares of common stock of the Company issued to Stockholder in accordance with the terms and conditions of the Reorganization Agreement, including such shares of common stock of the Company transferred from Stockholder to The Cendant Charitable Foundation, and any securities of the Company issued as a dividend on or other distribution with respect to, or in exchange for or replacement of, such common stock.

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         2.  Registration Rights

                  2.1   Shelf Registration.

                           (a)      Following the date hereof, the Company shall
promptly file with the SEC a registration statement under the 1933 Act to provide for a public offering and sale of all of the Stockholder Shares from time to time. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective as soon thereafter as reasonably practicable and in any event, on or before October 14, 2003 (the "Effectiveness Target Date"). The Company shall use its reasonable best efforts to keep the Registration Statement continuously effective until the earlier of (i) the date on which Stockholder notifies the Company in writing that the Company is no longer required to keep the Registration Statement effective, (ii) the date on which all of the Stockholder Shares are disposed of in accordance with the Registration Statement or (iii) the date on which Stockholder receives an opinion of counsel of national repute and experience in securities law matters (which opinion and counsel shall be satisfactory to Stockholder) to the effect that all the Stockholder Shares may be sold immediately in the public market without registration under the 1933 Act.

                           (b)      The Company shall be deemed not to have used
its reasonable best efforts to cause the Registration Statement to become, or to remain, effective if it voluntarily takes any action that would result in the Registration Statement not being declared effective unless (i) such action is required by applicable law, including, but not limited to, reasonable periods necessary to prepare appropriate disclosure, or (ii) such action is taken by the Company in good faith and for business reasons, including, without limitation, the acquisition or divestiture of assets or the offering or sale of securities, so long as the Company promptly thereafter prepares a pre- or post-effective amendment, as applicable, to the Registration Statement or an amendment or a supplement to the related prospectus so that the prospectus will not contain an untrue statement of a material fact necessary to make the statements therein not misleading; it being understood that in any event the Company shall be subject to the provisions of Section 3.5 whether or not in compliance with this Section 2.1(b).

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                  2.2 Underwriting; Requirements. Following the effectiveness of the Registration Statement, Stockholder may elect to conduct an underwritten takedown under the Registration Statement to sell the Stockholder Shares covered by such Registration Statement. In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be investment bankers of recognized national standing, selected by Stockholder and reasonably acceptable to the Company. In conjunction with any underwritten public offering pursuant to this Section 2.2, the Company shall not be required to include any of the Stockholder Shares in such underwriting unless Stockholder agrees to execute and deliver an underwriting agreement containing terms and provisions that are (a) customary for similar transactions and (b) consistent with prevailing market practices at the time of such offering and the terms of Section 3.6 hereof. Neither the Company nor any of the Existing Stockholders shall be permitted to include any securities of the Company in any underwritten offering pursuant to this Section 2.2, except to the extent any Existing Stockholders have as set forth on Schedule 2.2 hereof contractual rights existing as of December 31, 2002 to include shares in such an underwritten offering.

         3. Further Obligations of the Company After Registration.

                  3.1 Blue Sky Compliance. The Company shall, in connection with a Registration Statement covering Stockholder Shares, use its reasonable best efforts to register and qualify the Stockholder Shares covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by the Stockholder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act.

                  3.2 Furnishing of Prospectus. With respect to a Registration Statement filed pursuant to Section 2.1, the Company shall use reasonable best efforts to furnish to Stockholder copies of any preliminary prospectus and, as expeditiously as reasonably possible after the effectiveness of the Registration Statement, furnish to Stockholder such numbers of copies of a final prospectus in conformity with the requirements of the 1933 Act, and such other documents as Stockholder may reasonably request, in order to facilitate the resale or other disposition of Stockholder Shares owned by the Stockholder.

                  3.3 Amendments. With respect to the Registration Statement filed pursuant to Section 2.1 of this Agreement, the Company shall prepare and file with the SEC such amendments to the Registration Statement and amendments or supplements to the prospectus contained therein as may be necessary to keep the Registration Statement effective and the Registration Statement and prospectus free from material misstatements or omissions for the entire period for which the Registration Statement remains effective.

                  3.4 Notices. The Company shall provide written notification to the Stockholder:

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                           (a)      promptly after it shall receive notice, of
the date and time when the Registration Statement and each post-effective amendment thereto has become effective covering the Stockholder Shares;

                           (b)      promptly of any request by the SEC for the
amending the Registration Statement or amending or supplementing the related prospectus or for additional information covering Stockholder Shares held by the Stockholder;

                           (c)      at any time when a prospectus relating to
Stockholder Shares is required to be delivered under the 1933 Act, of any event which would cause any such prospectus to include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare and file with the SEC, and promptly notify Stockholder of the filing of, such amendments to any Registration Statement or amendments or supplements to any prospectus as may be necessary to correct any such statements or omissions;

                           (d)      promptly after it shall receive notice of
the issuance of any stop order by the SEC suspending the effectiveness of any Registration Statement covering Stockholder Shares or the initiation or threatening of any proceeding for that purpose and promptly use reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; or

                           (e)      promptly after it shall receive notice that
shares of the common stock of the Company have been delisted from the Nasdaq SmallCap Market System.

                  3.5   Liquidated Damages.

                           (a)      In the event that (i) the Registration
Statement is not declared effective by the SEC on or prior to the Effectiveness Target Date, (ii) a filed and effective Registration Statement ceases to be effective at any time after having been declared effective by the SEC or (iii) the Company provides Stockholder with the written notification pursuant to Sections 3.4(c) or 3.4(e), the Company shall pay liquidated damages (the "Liquidated Damages") to Stockholder as follows:

                                             (A) if the Registration Statement
                  is not declared effective by the SEC on or prior to the Effectiveness Target Date, then commencing on the day after such Effectiveness Target Date and accruing each day thereafter, additional Liquidated Damages shall be payable in an amount equal to the product of (x) $0.001 per Business Day multiplied by (y) the number of Stockholder Shares that have not been sold, transferred or otherwise disposed of, by Stockholder or The Cendant Charitable Foundation, as the case may be; or

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                                             (B) if the Registration Statement
                  has been declared effective and such Registration Statement ceases to be effective at any time (other than after such time as all Stockholder Shares have been disposed of thereunder), then additional Liquidated Damages shall be payable in an amount equal to the product of (x) $0.001 per Business Day multiplied by (y) the number of Stockholder Shares that have not been sold, transferred or otherwise disposed of, by Stockholder or The Cendant Charitable Foundation, as the case may be, commencing on the date such Registration Statement ceases to be effective and accruing each Business Day thereafter; or

                                             (C) if the Company has provided
                  written notification to Stockholder pursuant to Section 3.4(c) or exceeded the thirty (30) day threshold specified in Section 8 hereof, additional Liquidated Damages shall be payable in an amount equal to the product of (x) $0.001 per Business Day multiplied by (y) the number of Stockholder Shares that have not been sold, transferred or otherwise disposed of by Stockholder or The Cendant Charitable Foundation, as the case may be, commencing on the date the Company provides such written notification and accruing each Business Day thereafter; or

                                             (D) if the Company has provided
                  written notification to Stockholder pursuant to Section 3.4(e), additional Liquidated Damages shall be payable in an amount equal to the product of (x) $0.001 per Business Day multiplied by (y) the number of Stockholder Shares that have not been sold, transferred or otherwise disposed of by Stockholder or The Cendant Charitable Foundation, as the case may be, commencing on the date the shares of common stock of the Company were delisted from the Nasdaq SmallCap Market System and accruing each Business Day thereafter;

provided, however, that (1) upon effectiveness of the Registration Statement (in the case of clause (A) above), (2) upon the effectiveness of the Registration Statement which had ceased to remain effective (in the case of clause (B) above), (3) upon receipt (or notification of the filing) of an amended or supplemented Registration Statement or prospectus that corrects any untrue statement of a material fact or omission (in the case of clause C above) or (4) following notification that shares of common stock of the Company have been relisted on the Nasdaq SmallCap Market System (in the case of clause D above), the obligation to pay Liquidated Damages as a result of such clause, as

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the case may be, shall cease to accrue upon payment of the Liquidated Damages accrued to date. The obligation of the Company to pay Liquidated Damages to Stockholder shall terminate (i) once all outstanding Liquidated Damage payments have been paid to Stockholder and (ii) in the event the Registration Statement remains effective for a period of six consecutive months and during such six month period the Company has not provided Stockholder with any of the written notices contemplated in Sections 3.4(c), 3.4(d) or 3.4(e) or suspended or delayed effectiveness of the Registration Statement pursuant to Section 8 for more than thirty (30) days; provided, however, that the six month period shall be extended for the same amount of time that the Registration Statement was suspended or delayed pursuant to Section 8.

                           (b)      Payment of Liquidated Damages. Any amounts
of Liquidated Damages due pursuant to Section 3.5(a) (A), (B), (C) or (D) above shall be payable in cash to Stockholder on the last day of each month in which Liquidated Damages are incurred by the Company. The aggregate amount of Liquidated Damages payable to the Stockholder by the Company pursuant to this Agreement shall not exceed $7.5 million. Liquidated Damages shall not accrue pursuant to Section 3.5(a) (A), (B), (C) or (D) during any period of suspended or delayed effectiveness of the Registration Statement pursuant to Section 8, provided that Liquidated Damages shall accrue for any suspension or delay of the effectiveness of the Registration Statement that exceeds the thirty (30) day period provided for in Section 8. Liquidated Damages shall not accrue pursuant to more than one of Section 3.5(a) (A), (B), (C) or (D) in respect of the same Business Day nor shall Liquidated Damages accrue with respect to any Business Day after the period set forth in Section 10 hereof for providing information following a request for information made by the Company to the Stockholder pursuant to Section 10 hereof and ending on the date that the Stockholder provides such information to the Company.

                           (c)      Acceleration of Liquidated Damages. In the
event (i) the Registration Statement has not been declared effective by the SEC as of the first anniversary of the date hereof, or (ii) shares of common stock of the Company cease to be listed on the Nasdaq SmallCap Market System at any time prior to the date on which any Registration Statement has been continuously effective for six (6) months and during such six month period, the Company has not provided Stockholder with any of the written notices contemplated in Sections 3.4(c), 3.4(d) or 3.4(e) or suspended or delayed effectiveness of the Registration Statement pursuant to Section 8 for more than thirty (30) days (provided, however, that the consecutive six month period shall be extended for the same amount of time that the Registration Statement was suspended or delayed pursuant to Section 8), the Company shall pay to Stockholder an amount equal to
(x)(A) the quotient of the number of Stockholder Shares held by Stockholder on the first anniversary of the date hereof divided by the number of Stockholder Shares held by Stockholder as of the date hereof multiplied by (B) $7.5 million minus (y) the aggregate amount of any Liquidated Damages paid to Stockholder pursuant to Section 3.5 during such one year period.

                           (d)      Stock Split, Reclassification, etc. In the
event of any stock split, stock dividend, reverse stock split, reclassification, share exchange or similar

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transaction with respect to the Stockholder Shares such that an adjustment to the amount of Liquidated Damages payable in respect of each Stockholder Shares is appropriate as an equitable matter, then the Company shall in good faith make such equitable adjustment to the amount of Liquidated Damages per share as it deems necessary or appropriate to achieve such equitable result.

                           (e)      Specific Enforcement. Without limiting the
remedies available to Stockholder, the Company acknowledges that any failure by the Company to comply with its obligations under Section 3.5 hereof may result in material irreparable injury to Stockholder for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, Stockholder may obtain such relief as may be required to specifically enforce the company's obligations under Section 2.1(a) hereof.

                  3.6 Cooperation by the Company. The Company shall, in the case of a secondary underwritten public offering, enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as Stockholder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Stockholder Shares (including, without limitation, making members of senior management of the Company available to participate in, and cause them to cooperate with the underwriters in connection with, "road-show" and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Stockholder Shares)) and cause to be delivered to the underwriters and the Stockholder, if any, opinions of counsel to the Company in customary form, covering such matters as are customarily covered by opinions for an underwritten public offering as the underwriters may request and addressed to the underwriters and the Stockholder.

                  3.7 Inspection of Books and Records. The Company shall make available, for inspection by any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by Stockholder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by the Stockholder, underwriter, attorney, accountant or agent in connection with the Registration Statement.

                  3.8 Accountant Letters. In the case of a secondary public underwritten offering pursuant to Section 2.2, the Company shall cause to be delivered, at the time of delivery of the Stockholder Shares sold pursuant thereto, letters from the Company's independent certified public accountants addressed to Stockholder (unless such Stockholder does not provide to such accountants the appropriate representation letter required by rules governing the accounting profession) and each underwriter stating that such accountants are independent public accountants within the meaning of the 1933 Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with secondary underwritten public offerings.

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                  3.9      SEC Filings. At all times after the Company has filed
a registration statement with the SEC pursuant to the requirements of either the 1933 Act or the 1934 Act, the Company shall file all reports required to be filed by it under the 1933 Act and the 1934 Act and the rules and regulations adopted by the SEC thereunder, and take such further action as Stockholder may reasonably request, all to the extent required to enable Stockholder to be eligible to sell the Stockholder Shares pursuant to Rule 144.

         4. Amended or Supplemented Prospectus. The Stockholder agrees that upon receipt of any written notice from the Company contemplated by Section 3.4(c) Stockholder shall forthwith discontinue disposition of Stockholder Shares until Stockholder receives copies of a supplemented or amended prospectus from the Company, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus; provided that the Company shall pay any Liquidated Damages set forth in Section
3.5 above. If so directed by the Company, Stockholder will deliver to the Company all copies of the prospectus covering such Stockholder Shares at the time of receipt of such notice of suspension.

         5.       Indemnification.

                  5.1 Indemnification by the Company. The Company will, and hereby does, indemnify and hold harmless, Stockholder and its directors, officers, partners, agents and Affiliates and each other Person who participates as an underwriter in the offering or sale of the Stockholder Shares and each other Person, if any, who controls Stockholder or any such underwriter within the meaning of the 1933 Act, insofar as losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Stockholder Shares held by Stockholder were registered under the 1933 Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse Stockholder and each such director, officer, partner, agent or Affiliate, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information famished to the Company through an instrument executed by or on behalf of Stockholder or such underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; and provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Stockholder Shares or any other Person, if any, who controls such underwriter within the meaning of

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the 1933 Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Stockholder Shares to such Person if such statement or omission was corrected in such final prospectus so long as such final prospectus, and any amendments or supplements thereto, have been furnished to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Stockholder or any such underwriter, director, officer, partner, agent or Affiliate or controlling Person and shall survive the transfer of such securities by Stockholder.

                  5.2 Indemnification by Stockholders. Stockholder will, and hereby does, severally indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.1) the Company, and each director, officer, agent and Affiliate of the Company and each other Person, if any, who controls the Company within the meaning of the 1933 Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by Stockholder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however that the liability of any stockholder under this
Section 5.2 shall be limited to the amount of proceeds received by such stockholder in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such stockholder, agent, Affiliate.

                  5.3 Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 5 such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties is reasonably likely to exist in respect of such claim (in which case the indemnified party shall notify in writing the indemnifying party of such indemnified party's judgment and the basis therefor), the indemnifying party shall be entitled to participate in and, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to

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such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof and the indemnified party notifies the indemnifying party in writing of such indemnified party's judgment and the basis therefor. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the written consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

                  5.4 Contribution. If the indemnification provided for in this Section 5 shall be judicially determined (by the entry of final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) to be unavailable to a party seeking indemnification under Section 5.1 or 5.2 hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 5.1 or Section 5.2 hereof, the indemnified party and the indemnifying party under Section 5.1 or Section 5.2 hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and Stockholder, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and Stockholder, on the other hand, from the offering of the securities covered by such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld or delayed.

                  5.5 Other Indemnification. Indemnification and contribution similar to that specified in the preceding subdivisions of this
Section 5 (with appropriate modifications) shall be given by the Company, on the one hand, and Stockholder, on the other hand, with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the 1933 Act.

         6. Expenses of Registration. The Company shall pay all registration, filing and qualification fees (including SEC filing fees and, if applicable, the listing fees of the Nasdaq SmallCap Market System or any stock exchange on which the Company

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securities are traded) attributable to the Stockholder Shares registered under this Agreement, and any legal, accounting or other professional fees or expenses incurred by the Company or the Stockholder (collectively, "Registration Expenses"). Stockholder shall pay all underwriting discounts, selling commissions and stock transfer taxes, if any, attributable to the sale of such Stockholder Shares registered by the Stockholder.

         7. Representations and Warranties. The Company hereby represents and warrants to Stockholder as follows:

                  7.1      SEC Documents.

                           (a)      The Company has filed all required forms,
reports and documents with the SEC since March 31, 2002 (the "Prior SEC Documents"), each of which has complied in all material respects with all applicable requirements of the 1934 Act, and the rules and regulations of the SEC thereunder. None of the Prior SEC Documents (or any documents, forms or reports incorporated therein) contained when filed an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                           (b)      The Registration Statement and any
prospectus contained therein, when it becomes effective or is filed with the SEC, as the case may be, will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder. The Registration Statement and any prospectus contained therein (including all materials incorporated therein by reference) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at all times subsequent to the date when the Registration Statement is declared effective when a prospectus would be required to be delivered under the 1933 Act.

                           (c)      Any documents incorporated by reference in
any prospectus when it becomes or became effective or are or were filed with the SEC, as the case may be, will conform or conformed in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  7.2 Financial Statements. The consolidated financial statements of the Company included or incorporated by reference in the Registration Statement and any prospectus contained therein, together with the related schedules and notes thereto, do and will fairly present the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified. The consolidated financial statements included or incorporated by reference in the Prior SEC Documents fairly presented the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified. Except as otherwise stated therein, all of the foregoing financial statements have been and will be prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Prior SEC Documents and the Registration Statement and the prospectus fairly present and will when filed fairly present in accordance with GAAP the information required to be stated therein.

                  7.3 Consents and Notices. The Company has secured all permits, consents, authorizations and notices that are necessary or required to consummate the transaction contemplated by this Agreement, including any consents, authorization or notices in connection with filing of the Registration Statement with the SEC.

                  7.4 Survival. All of the foregoing representations and warranties shall survive the completion of the transactions contemplated hereby. It is understood and agreed that Stockholder is entering into this Agreement and the Settlement Agreement and performing its obligations hereunder in reliance upon the foregoing representations and warranties and subject to the accuracy thereof and subject thereto and Stockholder would not enter into this Agreement or the Settlement Agreement but for the truth and accuracy of such representations and warranties.

         8. Delays and Suspensions. The Company may suspend or delay the effectiveness of the Registration Statement for one or more reasonable periods of time (but not exceeding thirty (30) days in the aggregate during any twelve
(12) month period), if (a) the Company determines, in its reasonable judgment, that such registration or offering would interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its Affiliates or would require premature disclosure thereof and (b) gives Stockholder at least two (2) Business Days prior written notice of such delay or suspension. Nothing contained in this Section 8, however, affects the Company's obligations under Section 3.5, except as provided herein.

         9. Rule 144. In the event Stockholder receives an opinion of counsel of national repute and experience in securities law matters (which opinion and counsel shall be satisfactory to Stockholder) to the effect that all the Stockholder Shares may be sold immediately in the public market without registration under the 1933 Act, the registration rights granted under this Agreement to Stockholder and the obligations of the Company under Section 2 to the Stockholder, shall be of no further force and effect whatsoever without any further action on the part of the Company or the Stockholder.

         10. Information from Stockholder. Upon the request of the Company, the Stockholder shall, within three (3) Business Days, provide the Company with such information regarding the Stockholder, the Stockholder Shares, and the intended method of disposition of such securities as may be required pursuant to the 1933 Act to effect the registration of the Stockholder Shares. Until the Stockholder has furnished such information to the Company, the Company shall not be obligated to request the SEC to declare the Registration Statement effective.

         11.      Miscellaneous.

                  11.1 Notices. All notices and other communications required or permitted hereunder shall be made in the manner and to addresses set forth below.

                           if to Stockholder or Cendant:

                           Cendant Corporation
                           9 West 57th Street
                           New York, New York 10019
                           Attention: Eric J. Bock, Esq.
                           Telephone: (212) 413-1800
                           Facsimile: (212) 413-1922

                           with a copy to:

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           Four Times Square
                           New York, NY  10036
                           Attention: David Fox, Esq.
                                      Gregory A. Fernicola, Esq.
                           Telephone: (212) 735-3000
                           Facsimile: (212) 735-2000

                           if to the Company:

                           Homestore, Inc.
                           30700 Russell Ranch Road
                           Westlake Village, California 91362
                           Attention: Michael R. Douglas, Esq.
                           Telephone: (805) 557-2300
                           Facsimile: (805) 557-2680

                           with a copy to:

                           Alston & Bird LLP
                           101 South Tryon Street
                           Suite 4000
                           Charlotte, North Carolina 28280-4000
                           Attention: H. Bryan Ives III, Esq.
                           Telephone: (704) 444-1000
                           Facsimile: (704) 444-1111

                  11.2 Interpretation. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  11.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

                  11.4 Entire Agreement. This Agreement and the documents and instruments and other agreements among the parties hereto referenced herein:
(a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) are not intended to confer upon any other Person any rights, remedies, obligations or liabilities hereunder.

                  11.5 Assignment. Except as set forth herein, neither this Agreement, nor any of the rights and obligations hereunder, may be assigned by Stockholder without the prior written consent of the Company, which consent shall not be unreasonably withheld, provided that Stockholder may, without the consent of the Company, assign its rights under this Agreement, in whole or in part, to (a) any direct or indirect subsidiary of Stockholder, (b) any Person to whom Stockholder sells, transfers, assigns or pledges Stockholder Shares, provided that in the event of such sale, transfer, assignment or pledge, Stockholder shall be appointed as representative of any such assignees for the purpose of exercising the registration rights provided herein and the Company shall not be required to give any Person, other than Stockholder, any notice pursuant to this Agreement or be obligated to take instruction from any Person other than Stockholder, or (c) any Person to whom Stockholder sells, transfers, assigns or pledges an amount of Stockholder Shares exceeding three (3) percent of the outstanding shares of the Company's common stock This Agreement shall be binding upon and inure to the benefit of the Company and its respective successors and assigns.

                  11.6 Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

                  11.7 Attorneys' Fees. In any action at law or suit in equity in relation to this Agreement, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

                  11.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Each of the parties hereto agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

                  11.9 Term. Except as expressly provided herein, the rights and obligations hereunder shall terminate ten (10) years from the date of this Agreement.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                       HOMESTORE, INC.

                                       By: /s/ Michael R. Douglas
                                           _____________________________________
                                           Name: Michael R. Douglas
                                           Title: EVP, General Counsel

                                       CENDANT CORPORATION

                                       By: /s/ C. Patteson Cardwell, IV
                                           _____________________________________
                                           Name: C. Patteson Cardwell, IV
                                           Title: Senior Vice President, Legal

                                       CENDANT MEMBERSHIP
                                       SERVICES HOLDINGS, INC.

                                       By: /s/ Vincent Ventura
                                           _____________________________________
                                           Name: Vincent Ventura
                                           Title: Executive Vice President-Tax

                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                  SCHEDULE 2.2

         Pursuant to that certain Second Amended and Restated NetSelect, Inc. Stockholders' Agreement among the Company (successor in interest to NetSelect, Inc. and InfoTouch Corporation) and the other parties thereto dated as of January 28, 1999, as amended by Amendment No.1, dated as of April 9, 1999 (as amended, the "Stockholders' Agreement"), each of National Association of REALTORS(R) and Kleiner Perkins Caufield & Byers, and legal persons affiliated with such entities (the "Piggyback Holders"), has the right to request the registration of all Registrable Securities (as defined in the Stockholders' Agreement) held by the Piggyback Holders, and the Company must use its best efforts to effect the registration under the 1933 Act of all Registrable Securities that the Company has been so requested to register by the Piggyback Holders. Subject to the terms and conditions of the Stockholders' Agreement, the Piggyback Holders have contractual rights to include their shares in an underwritten offering effected pursuant to Section 2.2 hereunder.